UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2015

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Offering of 5.250% Senior Notes due 2026: Indenture

On September 23, 2015, Omega Healthcare Investors, Inc., or Omega, issued $600 million aggregate principal amount of Omega’s 5.250% Senior Notes due 2026, or the 2026 Notes, pursuant to an indenture dated as of September 23, 2015 among Omega, certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.  Omega intends to use the net proceeds of the offering to redeem all of its outstanding $575 million aggregate principal amount 6.75% senior notes due 2022, or the 2022 Notes, in accordance with the terms and conditions of the indenture governing such notes and discharge its obligations thereunder. The remainder, if any, will be used for general corporate purposes.

The 2026 Notes mature on January 15, 2026. The 2026 Notes bear an interest rate of 5.250% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on  January 15, 2016.  The 2026 Notes will be fully and unconditionally guaranteed, jointly and severally, by our existing and future subsidiaries that guarantee indebtedness for money borrowed of Omega in a principal amount at least equal to $50 million (including as of the date hereof, our existing senior notes and the facilities under our credit agreement).

The 2026 Notes are Omega’s unsecured senior obligations and will rank equally in right of payment with all of Omega’s existing and future senior debt and senior in right of payment to all of Omega’s existing and future subordinated debt. The 2026 Notes will be effectively subordinated in right of payment to any of Omega’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The 2026 Notes will be structurally subordinated to all existing and future liabilities (including indebtedness, trade payable and lease obligations) of each of Omega’s non-guarantor subsidiaries.

Omega may redeem some or all of the notes prior to October 15, 2025 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium calculated by reference to U.S. treasuries with a maturity comparable to the remaining term of the 2026 Notes, and accrued and unpaid interest, if any, to, but not including, the applicable redemption date. The 2026 Notes will be redeemable at any time on or after October 15, 2025 at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

The indenture governing the 2026 Notes contains certain covenants that limit the ability of Omega and certain of its subsidiaries to, among other things, incur additional indebtedness and

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merge, consolidate or sell all or substantially all of the assets of Omega or its subsidiaries guarantors’ assets.

The indenture governing the 2026 Notes contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts and certain events of bankruptcy and insolvency. An event of default under the indenture governing the 2026 Notes will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding 2026 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2026 Notes.

The foregoing description of the 2026 Notes and the indenture governing the 2026 Notes is qualified in its entirety by reference to the actual text of the indenture governing the 2026 Notes (including the forms of 2026 Notes included therein), which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Offering of 5.250% Senior Notes due 2026: Registration Rights Agreement

In connection with the issuance of the 2026 Notes on September 23, 2015, Omega entered into a Registration Rights Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, acting on behalf of themselves and as the representatives of the several initial purchasers, pursuant to which Omega agreed to use commercially reasonable efforts to (i) file a registration statement within 220 days after September 23, 2015, enabling holders to exchange the 2026 Notes for publicly registered exchange notes with nearly identical terms; (ii) cause the registration statement to become effective within 270 days after September 23, 2015; (iii) consummate the exchange offer within 360 days after September 23, 2015; and (iv) file a shelf registration statement for the resale of the 2026 Notes if Omega cannot effect an exchange offer within the time periods listed above and in certain other circumstances. If Omega does not meet the target dates described above, the annual interest rate on the 2026 Notes will increase by 0.25% subject to certain exceptions. The amount of additional interest will increase by an additional 0.25% per year for any subsequent 90-day period until all registration defaults are cured, up to a maximum additional interest rate of 1.0% per year.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the actual text of the Registration Rights Agreement, which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated in this Item 2.03 by reference.

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Item 8.01             Other Events.

On September 25, 2015, Omega sent a notice to the holders of the 2022 Notes describing that it has called for redemption all outstanding 2022 Notes and that such 2022 Notes will be redeemed in full on October 26, 2015, or the Redemption Date. Pursuant to the terms of the indenture governing the 2022 Notes, the 2022 Notes will be redeemed at a redemption price of 103.375% of their principal amount, plus accrued and unpaid interest to, but not including, the Redemption Date.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of September 23, 2015, by and among Omega, the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of September 23, 2015, by and among Omega, the guarantors named therein, and with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC for themselves and on behalf of the Initial Purchasers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: September 28, 2015	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Treasurer, Chief Financial Officer and
Assistant Secretary

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Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of September 23, 2015, by and among Omega, the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of September 23, 2015, by and among Omega, the guarantors named therein, and with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC for themselves and on behalf of the Initial Purchasers.